UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2006

MS Structured Asset Corp. (Issuer in Respect of SATURNS Trust No. 2001-6)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16443 (Commission File Number)	13-4026700 (IRS Employer Identification No.)
1585 Broadway, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-2520

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the quarterly distribution reported to the holders of SATURNS Trust No. 2001-6, which was made on June 30, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Quarterly distribution report pursuant to the Trust Agreement for the distribution on June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF MS STRUCTURED ASSET CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: July 6, 2006
Unassociated Document
Structured Asset Trust Unit Repackings (SATURNS)
Bank of America Debenture-Backed
Series 2001-6
ABN AMRO Acct: 720345.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jun-06
30-Jun-06
31-Mar-06
02-Oct-06
15-Jun-06
Administrator:
Daniel Laz 312.992.2191
daniel.laz@abnamro.com
Analyst:
Anthony Huynh 714.259.6208
hung.huynh@abnamro.com
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
USA
Statement Date:
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Other Related Information
Other Related Information
Realized Loss Detail
Rating Information

Page(s)
Information is available for this issue from the following sources
LaSalle Web Site
LaSalle Factor Line
(800) 246-5761
Issue Id:
Monthly Data
File Name:
SAT00106
SAT00106_200606_3.ZIP
Closing Date:
First Payment Date:
16-Jul-01
30-Sep-01
Parties to The Transaction
Depositor: MS Structured Asset Corp
Underwriter: Morgan Stanley & Co. Incorporated
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
www.etrustee.net

22-Jun-2006 - 10:24 (G309) (c) 2006 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
21.750000%
30-Jun-06
30-Jun-06
31-Mar-06
02-Oct-06
15-Jun-06
Structured Asset Trust Unit Repackings (SATURNS)
Bank of America Debenture-Backed
Series 2001-6
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
246
Grantor Trust
Statement Date:
ABN AMRO Acct: 720345.2
1000.000000000
0.000000000
0.000000000
1000.000000000
18.125000000
Fixed
0.00
0.00
0.000000000
7.2500000000%
0.000000000
80409R109
Unit
63,370,000.00
0.00
0.00
63,370,000.00
1,148,581.25
63,370,000.00
Total P&I Payment
0.00
0.00
63,370,000.00
63,370,000.00
1,148,581.25
Total
63,370,000.00
0.00
0.00
1,148,581.25
22-Jun-2006 - 10:24 (G309) (c) 2006 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Trust Unit Repackings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jun-06
30-Jun-06
31-Mar-06
02-Oct-06
15-Jun-06
Bank of America Debenture-Backed
Series 2001-6
ABN AMRO Acct: 720345.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,148,581.25
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,148,581.25
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,148,581.25
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,148,581.25
1,148,581.25
63,370,000.00
1
0.00
0.00
0
0.00
0.00
0
0.00
0
63,370,000.00
1
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,148,581.25
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

22-Jun-2006 - 10:24 (G309) (c) 2006 LaSalle Bank N.A.

Structured Asset Trust Unit Repackings (SATURNS)
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jun-06
30-Jun-06
31-Mar-06
02-Oct-06
15-Jun-06
Bank of America Debenture-Backed
Series 2001-6
ABN AMRO Acct: 720345.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
1.00
1.00
0.00
0.00
0.00
0.00
0.00
Unit
90
1,148,581.25
1,148,581.25
1,148,581.25
0.00
NA
NA
30/360
7.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,148,581.25
1,148,581.25
1,148,581.25
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
22-Jun-2006 - 10:24 (G309) (c) 2006 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Structured Asset Trust Unit Repackings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jun-06
30-Jun-06
31-Mar-06
02-Oct-06
15-Jun-06
Bank of America Debenture-Backed
Series 2001-6
ABN AMRO Acct: 720345.2
Other Related Information
Statement Date:
Swap Recipients
Swap Amount Received
Next Swap Rate
Swap Information
LaSalle Bank N.A.
1,152,504.18
0.00%
Underlying Information
Name
Cusip
Balance
Current Rate
Next Rate
Amount Received
Ratings Moody/S&P/Fitch
The Times Mirror Company 7.25% Debentures
887360AT2
79,795,000.00
7.25%
7.25%
2,892,568.75
A3/A-/NR

22-Jun-2006 - 10:24 (G309) (c) 2006 LaSalle Bank N.A.

Structured Asset Trust Unit Repackings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jun-06
30-Jun-06
31-Mar-06
02-Oct-06
15-Jun-06
Bank of America Debenture-Backed
Series 2001-6
ABN AMRO Acct: 720345.2
Other Related Information
Statement Date:
The underlying security issuer or guarantor, as applicable, is subject to the informational requirements of the Exchange Act. The underlying security issuer or guarantor, as applicable, currently files reports, proxy statements and other information with the SEC.
Those periodic reports, current reports and other reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the internet at http://www.sec.gov at which users can view and download copies of reports, proxy, information statements and other information filed electronically. In addition, those reports and other information may also be obtained from the underlying security issuer by making a request to the underlying security issuer.

22-Jun-2006 - 10:24 (G309) (c) 2006 LaSalle Bank N.A.

Structured Asset Trust Unit Repackings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jun-06
30-Jun-06
31-Mar-06
02-Oct-06
15-Jun-06
Bank of America Debenture-Backed
Series 2001-6
ABN AMRO Acct: 720345.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
22-Jun-2006 - 10:24 (G309) (c) 2006 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Trust Unit Repackings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jun-06
30-Jun-06
31-Mar-06
02-Oct-06
15-Jun-06
Bank of America Debenture-Backed
Series 2001-6
ABN AMRO Acct: 720345.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
Unit
80409R109
NR
Aa2
A-
Aa3
7/27/01
A
2/8/05

22-Jun-2006 - 10:24 (G309) (c) 2006 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.